EXHIBIT 10.17


                        FIFTH AMENDMENT OF LOAN AGREEMENT


         THIS FIFTH AMENDMENT OF LOAN AGREEMENT ("Agreement"), executed this 18 day of August, 1999, is made and entered into effective as of June 30, 1999, by and between SURREY, INC., ("Borrower"), a Texas corporation, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Lender"), a national banking association.

RECITALS:

         On or about April 8, 1998, Borrower and Lender entered into a Loan Agreement providing for loans to be made to the Borrower for the purposes provided for therein. Such Loan Agreement has previously been amended pursuant to a First Amendment of Loan Agreement dated effective May 14, 1998, by a Second Amendment of Loan Agreement dated effective January 25, 1999 by a Third Amendment of Loan Agreement dated effective March 31, 1999 and by a Fourth Amendment of Loan Agreement dated effective June 17, 1999. Such Loan Agreement, as amended, is herein called the "Original Agreement."

         The Borrower and the Lender now desire to further amend the Original Agreement in certain respects as hereinafter provided, all as more particularly set forth herein.

AGREEMENTS:

         For and in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. Paragraph 10(c) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "(c) Borrower and its Subsidiaries on a consolidated basis shall have and maintain:

                           (1) a Current Ratio of not less than 1.25 to 1.00 as
                  of the end of each calendar quarter after June 30, 1999.

                           (2) a Debt to Tangible Net Worth Ratio not greater
                  than 2.25 to 1.00 as of the end of each calendar quarter after June 30, 1999.

                           (3) a Debt Service Coverage Ratio of (i) not less
                  than 1.20 to 1.00 as of June 30, 1999, with the numerator of the Debt Service Coverage Ratio being calculated by multiplying EBITDA for the second calendar quarter of the 1999 calendar year by four (4) as opposed to calculating it on a Rolling Four Quarters basis; (ii) not less than 1.20 to 1.00 as of September 30, 1999, with the numerator of the Debt Service Coverage Ratio being calculated by multiplying EBITDA for the second and third calendar quarters of the 1999 calendar year by two (2) as opposed to calculating it on a Rolling Four Quarters basis; (iii) not less than 1.20


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                  to 1.00 as of December 31, 1999, with the numerator of the
                  Debt Service Coverage Ratio being calculated by multiplying EBITDA for the second, third and fourth calendar quarters of the 1999 calendar year by four-thirds (4/3) as opposed to calculating it on a Rolling Four Quarters basis; and (iv) not less than 1.20 to 1.00 thereafter, with the numerator of the Debt Service Coverage Ratio being calculated on a Rolling Four Quarters basis, tested for compliance on March 31, 2000 and as of the end of each calendar quarter after March 31, 2000."

         2. Exhibit C to the Original Agreement is hereby amended and restated in its entirety to hereafter be in the form of Exhibit A attached hereto and incorporated herein for all purposes.

         3. Borrower represents and warrants that the representations and warranties contained in Paragraph 9 of the Original Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date thereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Original Agreement or any of the other Loan Documents or which upon the giving of notice of the lapse of time or both would constitute such an Event of Default, except for such Events of Default which have been waived in writing by the Lender in connection with the execution of this Amendment.

         4. The Borrower hereby ratifies and confirms that the Security Agreement and the Deed of Trust executed by the Borrower are in full force and effect, and since the Security Agreement and the Deed of Trust secure any and all indebtedness of the Borrower to the Lender now or hereafter outstanding, it secures all amounts outstanding under the Original Agreement, as amended hereby, including without limitation, all amounts outstanding under the Revolving Loans and under the Advance/Term Loans.

         5. Except as expressly amended hereby, the Original Agreement and the other Loan Documents shall remain in full force and effect. The Original Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         6. Terms used herein which are defined in the Original Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Loan Agreement" or "Credit Agreement" as used in the Original Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Lender by the Borrower, when referring to the Original Agreement, shall mean the Original Agreement as hereby amended.

         7. This Agreement (a) shall be binding upon the Borrower and the Lender and their respective successors and assigns (provided, however, that the Borrower shall not assign his rights hereunder without the prior written consent of the Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OR THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and


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


         understandings relating to such subject matter.

         8. BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF. AS USED HEREIN, THE DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING BUT NOT LIMITED TO COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO CLAIMS FOR USURY, BREACH OF CONTRACT, AND NEGLIGENT MISREPRESENTATION, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS OR COURSE OF CONDUCT.

         9. NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

         THIS AGREEMENT, THE ORIGINAL AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.


                                       SURREY, INC.
                                       a Texas corporation


                                       By:       /s/ Mark van der Hagen
                                          ------------------------------------
                                       Name:     Mark van der Hagen
                                            ----------------------------------
                                       Title:    Vice President / CFO
                                             ---------------------------------

                                                                      "Borrower"


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


                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION


                                       By:       /s/ Cindy Matula
                                          ------------------------------------
                                       Name:     Cindy Matula
                                            ----------------------------------
                                       Title:    Senior Vice President
                                             ---------------------------------

                                                                        "Lender"


Attach:

Exhibit A - Exhibit C to the Original Agreement


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


                          EXHIBIT A TO FIFTH AMENDMENT
                         EXHIBIT C TO ORIGINAL AGREEMENT

                             COMPLIANCE CERTIFICATE



         The undersigned hereby certifies that he is the _______________________ of Surrey, Inc. ("Borrower"), and that as such is authorized to execute this certificate on behalf of Borrower pursuant to the Loan Agreement (as amended, the "Loan Agreement") dated as of April 8, 1998 by and between Borrower and Chase Bank of Texas, National Association; and that a review of Borrower has been made under his supervision with a view to determining whether Borrower has fulfilled all of its obligations under the Loan Agreement and the other Credit Documents; and on behalf of Borrower further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified):

         (a) Each Obligor has fulfilled its respective obligations under the Credit Documents.

         (b) Except as described on the continuation pages attached hereto (if any), the representations and warranties made in each Credit Document are true and correct in all respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

         (c) The financial statements delivered to Lender concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated.

         (d) No Default has occurred and is continuing. In this regard, the compliance with the provisions of Paragraph 10(c) of the Loan Agreement is as follows:

         SECTION 10(c)(1) - CURRENT RATIO

                  actual Current Ratio for Borrower as of the date hereof:

                                   _____ :1.00

                  required Current Ratio for Borrower as of the date hereof:

                       greater than or equal to 1.25:1.00

         SECTION 10(c)(2) - DEBT TO TANGIBLE NET WORTH RATIO

                  actual Debt to Tangible Net Worth Ratio for Borrower as of the date hereof:

                                  __.____ :1.00


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                  required Debt to Tangible Net Worth Ratio for Borrower as of the date hereof:

                         less than or equal to 2.25:1.00

         SECTION 10(c)(3) - DEBT SERVICE COVERAGE RATIO

                  actual Debt Service Coverage Ratio for Borrower as of the date hereof:

                                  __.____ :1.00

                  required Debt Service Coverage Ratio for Borrower as of the date hereof, calculated in accordance with the provisions of
                  Section 10(c)(3):

                       greater than or equal to 1.20:1.00

         [(e) Based on the actual Debt to Tangible Net Worth Ratio shown above, the Applicable Margin to be effective after Lender's review of the Monthly Financial Statements delivered with this Compliance Certificate is _________%.]

         (e) There is no Default under Paragraph 11(j) of the Loan Agreement and for purposes thereof the undersigned certifies as follows:

                  actual Capital Expenditures during the prior 12-month period:

                                $
                                 ----------------

                  permitted Capital Expenditures during the prior 12-month period:

                       less than or equal to $2,000,000.00

         (f) There has occurred no material adverse change in the assets, liabilities, financial condition, business or affairs of any Obligor since the date of the Loan Agreement.


         DATED as of _______________.

                                          Very truly yours,


                                          _________________________________
                                          Print Name:______________________
                                          _________________ of Surrey, Inc.


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